SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K/A1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report is January 31, 2006

                             Bootie Beer Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                       000-50104                 65-0327060
   -----------------            ----------------------         ------------
    (State or other            (Commission File Number)       (IRS Employer
    jurisdiction of                                       Identification Number)
    incorporation or
     jurisdiction)

                       620 North Denning Drive, Suite 100
                              Winter Park, Florida                32789
                     -------------------------------------       --------
                    (Address of principal executive office)     (Zip Code)

Registrant's telephone number, including area code: (407) 622-5999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 5.03 - Change in Fiscal Year

Bootie Beer Corporation (the "Company") has changed, effective August 1, 2005, the date of its fiscal year from June 30 to December 31. The Company will file report for the transition period on Form 10-KSB.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Bootie Beer Corporation



Date: February 21, 2006                     /s/  Tania M. Torruella
                                            -----------------------------------
                                                 Tania M. Torruella,
                                                 Chief Executive Officer